Consent of Independent Registered Public Accounting Firm

The Boards of Directors and Shareholders

Legg Mason Partners Trust II (formerly Smith Barney Trust II)

and

Legg Mason Partners Investment Series (formerly Smith Barney Investment Series)

We consent to the use of our reports for each of the funds listed below, incorporated herein by reference as of each of the respective dates listed below, and to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

Registrant (and Fund) Name and Fiscal Year End	Report Date

Legg Mason Partners Trust II (Legg Mason Partners International Large Cap Fund, formerly Smith Barney International Large Cap Fund)
(December 31, 2005)	February 22, 2006

Legg Mason Partners Investment Series (Legg Mason Partners International Fund, formerly Smith Barney International Fund)
(October 31, 2005)	December 16, 2005

KPMG LLP

New York, New York

July 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the combined Proxy Statement/Prospectus constituting parts of this Registration Statement on Form N-14 of our report dated December 21, 2004, relating to the financial statements and financial highlights which appear in the October 31, 2004 Annual Report to Shareholders of Smith Barney Small Cap Growth Opportunities Fund, since renamed Legg Mason Partners Small Cap Growth Opportunities Fund (one of the portfolios constituting Smith Barney Trust II, since renamed Legg Mason Partners Trust II), which is also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP

New York, New York

July 18, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the combined Proxy Statement/Prospectus constituting parts of this Registration Statement on Form N-14 of our report dated February 18, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Report to Shareholders of Smith Barney International Large Cap Fund, since renamed Legg Mason Partners International Large Cap Fund (one of the portfolios constituting Smith Barney Trust II, since renamed Legg Mason Partners Trust II), which is also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP

New York, New York

July 18, 2006